EXHIBIT 99.1

For Immediate Release	For more information, please contact:
	Jeremy Goldberg	(216) 797-8715
Associated Estates Shareholders Approve Merger with Brookfield Affiliate

CLEVELAND - August 5, 2015 /PRNewswire/ -- Associated Estates Realty Corporation (“Associated Estates”) today announced that its shareholders voted to approve its pending merger with a real estate fund managed by Brookfield Asset Management Inc. (“Brookfield”) (NYSE/TSX: BAM; Euronext: BAMA). Associated Estates and Brookfield announced the proposed merger April 22, 2015.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Associated Estates, its management or the proposed transaction between Associated Estates and Brookfield, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Associated Estates undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: restrictions imposed by outstanding indebtedness and indebtedness incurred in connection with the transaction; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industry in which Associated Estates operates; effects of compliance with laws; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain approval of the merger by the shareholders of Associated Estates and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; changes in the economic climate in the markets in which Associated Estates owns and manages properties, including interest rates; the overall level of economic activity; the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by Associated Estates; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks; unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; losses resulting from property damage or personal injury that are not insured; results of litigation involving Associated Estates; the cost, disruption and diversion of management’s attention associated with campaigns commenced by activist investors seeking to influence Associated Estates to take particular actions favored by the activist or gain representation on Associated Estates’ Board of Directors; information security breaches and other disruptions that could compromise our information and expose us to business interruption, increased costs, liability and reputational damage; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results and the risks described from time to time in Associated Estates’ reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014, as such report may have been amended. This document speaks only as of its date, and Associated Estates disclaims any duty to update the information herein.